EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of MakeMusic Inc. (the “Company”) on Form 10-KSB for the year ended December 31, 2007, as filed with the Securities and Exchange Commission (the “Report”), I, John W. Paulson, co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: March 7, 2008

/s/ John W. Paulson
John W. Paulson
co-Chief Executive Officer